SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
JUNE 6, 2007

MEGA GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

New York	000-17510	14-1653446
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1730 Rhode Island Ave., N.W., Suite 415, Washington, DC 20036
(Address of principal executive offices)

202-296-9594
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report).

ITEM 1.01	Entry into a Material Definitive Agreement

Asset Purchase Agreement

Mega Group, Inc. (“Mega Group” or the “Company”) files this report on Form 8-K to provide notice that, on June 1, 2007, the Company has entered into an Asset Purchase Agreement with B&L Investments, Inc. (“B&L”) pursuant to which B&L will sell the assets which comprises four (4) gasoline convenience store operations located in Hampton, Chesapeake and Yorktown, Virginia. The purchase price is $12,900,000, plus the value of the inventory, payable in cash at the closing, and is subject to the following conditions:

•	Mega Group (or designee) obtaining an ABC License for each convenience store location;
•	Mega Group obtaining permits necessary for all lottery operations conducted at the Location;

•	Mega Group obtaining all certifications required for any state or federal regulated business activities conducted at the Location; and
•	Mega Group’s receipt of appraisals for the four (4) gasoline convenience store operations (including real property) that, in aggregate, are in excess of $12,900,000.

Mega Group will assume, perform and discharge, after the closing date, all obligations of B&L and all obligations as owner of the gasoline equipment and as property owner of the purchased owned real property to the extent required by applicable law (the “Assumed Liabilities”). The Assumed Liabilities shall in no event include any liabilities and obligations arising out of the foregoing in connection with any transactions or events occurring before the closing.

The closing is subject to the approval of Mega Group’s stockholders, among other customary closing conditions.

The Asset Purchase Agreement also provides for a closing ninety (90) days from the date of the agreement. Mega Group expects to finance the purchase of the assets with both debt and capital raised from an exempt securities offering.

 Membership Interest Purchase Agreement

Mega Group, Inc. also files this report on Form 8-K to disclose that, on June 4, 2007, the Company has entered into an agreement with Hosanna Development, LLC (“Hosanna”), under which Mega Group acquired 100% of the interests in Hosanna for the assumption of debt of approximately $30,000. After consummation of this acquisition, Hosanna will become a wholly-owned, operating subsidiary of Mega Group. Hosanna was acquired, among others reasons, to manage the four gasoline convenience store operations.

Vern S. Morris, a director of the Company, is the manager and sole member of Hosanna.

The Company’s obligation to close the transaction is conditioned upon, among other things, the following:

•
consummation of the Company’s acquisition of four convenience stores in the Tidewater area of Virginia as set forth in the Asset Purchase Agreement dated June 1, 2007 among the Purchaser and B&L Investments, Inc. (the "Retail Purchase Transaction");

•
Mega Group’s issuance of a convertible note payable to a vendor ("Holder") in the amount of $29,702.50 at a nine percent (9.00%) annual rate of interest to be repaid at closing of the Retail Purchase Transaction from the equity proceeds obtained by Purchaser to consummate the Retail Purchase Transaction;

•
the Company’s issuance of a note payable to Holder shall be convertible, at the option of Holder, into common stock of Purchaser at an exercise price of $0.75 per share, which option shall expire on December 31, 2007; and

•
Hosanna providing Mega Group with interim bridge loan financing in the aggregate amount of $250,000 at a nine percent (9.00%) annual rate for interim costs associated with the Retail Purchase Transaction to be repaid at closing of the Retail Purchase Transaction from the equity proceeds obtained by Purchaser to consummate the Retail Purchase Transaction.

Mega Group expects to finance the purchase of the membership interests and repay the bridge loan with capital raised from an exempt securities offering.

Our operational plan is to maximize shareholder value by offering diversified financial services to make rational investments in U.S. companies that meet our underwriting criteria. The Company's business model is implemented in two phases. Phase One of our business plan entails: (1) acquiring Hosanna Development, LLC, for purposes of, among others, acquiring and managing four gasoline convenience store operations with substantial growth potential providing a daily cash revenue stream and to provide capital to growth companies in local communities through equity and revenue sharing agreements; (2) initiating, through the gasoline convenience store acquisition, our investment entry into consumer product offerings and real property ownership in local communities leveraging our ability to provide consulting business and financial services to urban and rural companies and faith-based entities in communities we serve; and (3) providing seed money to form and register our Business Development Company (“BDC”). Phase Two of our business plan contemplates substantial earnings growth via a $30 million minimum capital raise to register and operate as a BDC in compliance with the Investment Company Act of 1940. Our BDC’s primary focus will be investing in small- to medium-sized entities, and providing managerial assistance and making financial services available to them.

Item 7.01 Regulation FD Disclosure.

On June 06, 2007, Mega Group issued a press release announcing that it had entered into material definitive agreements to acquire assets comprised of four (4) gasoline convenience store operations and to acquire Hosanna Development, LLC, for purposes of, among others, acquiring and managing four gasoline convenience store operations.

The press release is attached as Exhibit 99.1.

FORWARD LOOKING STATEMENTS

Certain information contained in this report may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. The safe harbor created by the Securities Litigation Reform Act will not apply to certain “forward looking statements” because we issued “penny stock” (as defined in Section 3(a)(51) of the Securities Exchange Act of 1934 and Rule 3a51-1 under the Exchange Act) during the three year period preceding the date(s) on which those forward looking statements were first made, except to the extent otherwise specifically provided by rule, regulation or order of the Securities and Exchange Commission. We caution readers that certain important factors may affect our actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Report or which are otherwise made by or on behalf of us. For this purpose, any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “explore”, “consider”, “anticipate”, “intend”, “could”, “estimate”, “plan”, or “continue” or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors that may affect our results include, but are not limited to, the risks and uncertainties associated with:

•	Risks that the Asset Purchase Agreement or Membership Interest Purchase Agreement will not close.
•	Our ability to raise capital necessary to implement our business plan.
•	Our ability to execute our business plan, that meet customers’ needs and obtain and retain all required regulatory permits.
•	Our ability to employ and retain qualified management and employees.
•	Changes in government regulations which are applicable to our business.

•	Changes in the demand for our products and services, including the impact from changes in governmental regulation and funding for alternative energy.
•	The degree and nature of our competition, including the reliability and pricing of traditional energy sources, economic viability of other alternative energy sources such as wind and solar power.
•	Our ability to pay debt service on loans as they come due.
•	Our ability to generate sufficient cash to pay our creditors.

We are also subject to other risks detailed from time to time in other Securities and Exchange Commission filings and elsewhere in this report. Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEGA GROUP, INC.

June 6, 2007	By:	/s/ JOHN H. BROWN
John H. Brown
Chairman of the Board and Chief Executive Officer